UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period:  November 30, 2018

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Annual Report

November 30, 2018

Investment Adviser

Rockefeller & Co. LLC
10 Rockefeller Plaza, Third Floor
New York, New York  10020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports for the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each a “Fund,” and collectively, the “Funds”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-855-369-6209.

You may elect to receive all future reports in paper free of charge. To request that you continue to receive paper copies of your shareholder reports, you can contact your financial intermediary or, if you invest directly with the Funds, you can call the Funds at 1-855-369-3209. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Rockefeller Funds you hold.

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

INVESTMENT HIGHLIGHTS	10

SCHEDULES OF INVESTMENTS	18

STATEMENTS OF ASSETS AND LIABILITIES	40

STATEMENTS OF OPERATIONS	42

STATEMENTS OF CHANGES IN NET ASSETS	44

FINANCIAL HIGHLIGHTS	49

NOTES TO FINANCIAL STATEMENTS	56

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	67

NOTICE OF PRIVACY POLICY & PRACTICES	69

ADDITIONAL INFORMATION	70

Dear Shareholder:

The year 2018 started out with much promise and optimism. Buoyed by the synchronized global economic growth in the prior year and the earnings windfall from the U.S. corporate tax cuts, investors aggressively bid up stock prices in the first few weeks of the year. Then came the sharp correction in February, triggered by stronger than expected hourly wage growth which portended a more hawkish Federal Reserve stance. By the spring time, it was evident that the desired outcome of the U.S. fiscal stimulus was being achieved, as U.S. economic growth accelerated while corporate profits soared. The solid U.S. economy helped to drive the U.S. dollar and Treasury yields higher, a challenging development to emerging market economies that depended on external financing. The Trump Administration also started to unveil various protective trade policies which resulted in supply chain disruptions for various industries. The Chinese economy started to experience the negative effects of its earlier tightening policies aimed at deleveraging its shadow banking system.

These developments created a bifurcated global equity market during the summer – U.S. equity indices soared to new highs while the rest of the world languished. It emboldened President Trump to proclaim that the U.S. was winning the trade war, as evidenced by the disparity in the performance of the U.S. and Chinese equity markets. However, the strong growth in the U.S. subsequently prompted the Federal Reserve to sound more hawkish and pushed the 10-year Treasury yield above 3.2% at the start of October. This combination of a more hawkish Federal Reserve and higher interest rates suddenly swung investor sentiment to the bearish side as some became worried that higher rates might soon choke off the U.S. expansion. Some investors also started to worry about the obvious – that U.S. economic growth was peaking in 2018 and will invariably slow in 2019. The growing bearishness resulted in a violent market correction that more than wiped out the earlier gains in the U.S. market.

By the end of November, the Federal Reserve had started to send out more dovish signals. However, financial markets were clearly demanding more concrete action such as a pause in the tightening campaign. Given that the U.S. economy has remained healthy, we believe it would be difficult for the Federal Reserve to do a dramatic about-face without risk of losing credibility. As such, the jittery sentiment has persisted, though we remain hopeful that the Federal Reserve will indeed take a less hawkish path than it has conveyed in public.

We remain hopeful that the global economic expansion will continue in 2019 and that the steep equity market decline in the fourth quarter of 2018 will turn out to be a correction rather than the start of a prolonged bear market.

Global Economy

While 2017 was a year of synchronized global expansion, 2018 has evolved into a year of bifurcation in the global economy.

The U.S. economy achieved above-trend growth thanks to a combination of tax cuts, increased fiscal spending, and deregulation. However, the rest of the world experienced decelerating growth due to a confluence of events – China’s deleveraging, a more challenging global liquidity backdrop as a result of a stronger greenback and higher U.S. Treasury bond yields. By the third quarter of 2018, both Japan and Germany experienced economic contraction due to reduced demand from China and various one-off factors.

Looking to 2019, it is tautological that the pace of U.S. gross domestic product (“GDP”) growth will decelerate from 2018’s stimulus-fueled growth. We believe it is likely to return to roughly trend line growth around 2%, with the first half being stronger than the second half. Outside the U.S., we believe the Chinese economy, which is currently under severe pressure, will start to re-accelerate by mid-2019 due to renewed government stimulus. We believe China’s recovery should also benefit its trading partners such as Germany, Japan, and various emerging markets.

In short, we expect more balanced global growth in 2019 – provided there is no further escalation in trade skirmishes.

Federal Reserve Policy and the Bond Market:

The current economic expansion which began in June 2009 is now the second longest U.S. economic upswing on record. As economic growth has firmed and inflation has moved toward target, the Federal Reserve has raised the range for the federal funds rate by 225 basis points (2.25%) since December 2015. Meanwhile, after increasing the size of the Federal Reserve’s balance sheet in the wake of the financial crisis as it engaged in its large-scale asset purchase program, the Federal Reserve has begun slowly shrinking its holdings as part of its balance sheet unwind which began in 2017. Although the Federal Reserve has been hiking rates and reducing its balance sheet, monetary policy remains accommodative. While Federal Reserve Chairman Powell has stressed the imprecise nature of measuring the “neutral” level of rates, the most recent economic projections from the Federal Open Market Committee put the terminal rate of this cycle at 2.75%. Based on the current upper-bound of the federal funds rate of 2.50%, we are a mere 25 basis points (0.25%) away from monetary policy no longer being accommodative for the first time in more than a decade. In our view, the positive economic growth should nevertheless keep the Federal Reserve on its policy path of gradual hikes and withdrawal of liquidity through its balance sheet channel into 2019.

One of the explanations for the significant yield-curve flattening we have experienced is that short-term interest rates depend almost entirely on the Federal Reserve.  Over the trailing 12-month period ended November 30, 2018, 2-year yields have risen 101 basis points (1.01%) and 30-year yields have increased a more modest 46 basis points (0.46%) – leaving the differential between the two at 50 basis points (0.50%). While we expect front-end yields to continue moving modestly higher over the next twelve months, predicting the direction of longer-term interest rates is much more challenging. The Federal Reserve has managed to thread the needle extremely well thus far through the current cycle; however, we will be closely monitoring how Chairman Powell navigates what is likely to be a challenging environment. After all, the rise in interest rates experienced thus far is a signal that the economy has reached the late stage of the cycle.

Rockefeller Core Taxable Bond Fund:

For the fiscal year ended November 30, 2018, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund had a return of -1.37% (net), underperforming the Bloomberg Barclays Aggregate Bond Index benchmark, which returned -1.34%. Detracting from relative performance was the Fund’s overweight exposure to corporate bonds. Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Intermediate Tax Exempt National Bond Fund:

For the fiscal year ended November 30, 2018, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt National Bond Fund had a return of +0.24% (net), while the Bloomberg Barclays 5-Year Municipal Bond Index returned +1.21%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Intermediate Tax Exempt New York Bond Fund:

For the fiscal year ended November 30, 2018, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt New York Bond Fund had a return of +0.10% (net), while the Bloomberg Barclays 5-Year Municipal Bond Index returned +1.17%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Equity Allocation Fund:

For the fiscal year ended November 30, 2018, the Institutional Class shares of the Rockefeller Equity Allocation Fund returned -1.69% (net), while the MSCI All Country World Index (Net Dividends) had a return of -0.98%. The Fund is invested in a blend of value and growth securities on a global basis, as well as preferred stocks and high yield securities. On a sector basis, Health Care and Consumer Discretionary were two major positive contributors to performance during the period. On the downside, Communication Services and the Financials sectors were the largest detractors.

Looking Forward

After the sell-off in the fourth quarter of 2018, we believe market sentiments have become sufficiently bearish that a rebound appears likely. However, the catalyst needs to be fundamental rather than sentimental. We surmise there are several areas that could produce positive fundamental developments: continued earnings growth, de-escalation in the Sino-U.S. trade war, and a more data-dependent Federal Reserve policy that does not have a preset rate hike path. Outside the U.S., we believe the reflation of the Chinese economy, the second largest in the world, should help to bolster global growth.

In the final analysis, as the current economic expansion hits its 10-year mark in 2019, investors will become more concerned about the sustainability of the cycle. While expansions don’t simply die of old age, there is the concern that we are in the late innings, to use a baseball analogy. However, 2020 is a presidential election year, so the White House may be inclined to work out a compromise to prime the pump. It will be interesting to see if Democrats on Capitol Hill would go along with a stimulus program. In short, nothing is set in stone, and most things will be data and policy dependent.

Sincerely,

David P. Harris, CFA	Jimmy C. Chang, CFA
Chief Investment Officer	Chief Investment Strategist
Rockefeller & Co. LLC	Rockefeller & Co. LLC

Opinions expressed are those of Rockefeller & Co. LLC and are subject to change; they are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Earnings growth is not representative of the Fund’s future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 5-year (4-6) component of the Barclays Municipal Bond Index.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Adviser will classify the security as nonrated.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Gross domestic product (“GDP”) for a country is a monetary measure of the value of all final goods and services produced by the country in a specified period.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/18 – 11/30/18).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18*
Actual	$1,000.00	$ 987.40	$5.73
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18*
Actual	$1,000.00	$ 997.80	$3.16
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.91	$3.19

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18*
Actual	$1,000.00	$1,003.60	$3.21
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.86	$3.24

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18*
Actual	$1,000.00	$1,001.80	$3.81
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.26	$3.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed-income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co. LLC (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of Portfolio Holdings as of November 30, 2018*
(% of Investments)

*	For additional details on allocation of portfolio holdings by industry, please see the Schedule of Investments.

Average Annual Returns as of November 30, 2018

	Rockefeller	MSCI All Country
	Equity Allocation	World Index
	Fund	(Net Dividends)
1 Year	(1.69)%	(0.98)%
3 Year	8.28%	8.57%
Since Inception (2/4/15)	6.37%	6.33%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, other investment companies and ETFs that will invest in fixed-income securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2018
(% of Investments)

Average Annual Returns as of November 30, 2018

		Bloomberg
	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	(1.37)%	(1.34)%
3 Year	1.25%	1.33%
Since Inception (12/26/13)	1.74%	2.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in fixed-income securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2018
(% of Investments)

Average Annual Returns as of November 30, 2018

	Rockefeller	Bloomberg
	Intermediate Tax Exempt	Barclays 5-Year
	National Bond Fund	Municipal Bond Index
1 Year	0.24%	1.17%
3 Year	0.63%	1.21%
Since Inception (12/26/13)	1.18%	1.82%

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of November 30, 2018
(% of Investments)

Average Annual Returns as of November 30, 2018

	Rockefeller	Bloomberg
	Intermediate Tax Exempt	Barclays 5-Year
	New York Bond Fund	Municipal Bond Index
1 Year	0.10%	1.17%
3 Year	0.44%	1.21%
Since Inception (12/26/13)	0.97%	1.82%

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

November 30, 2018

	Shares	Value
Common Stocks – 97.55%
Aerospace & Defense – 3.16%
Airbus SE (a)	16,865	$1,808,682
Safran SA (a)	13,490	1,688,533
Triumph Group, Inc.	3,217	54,078
		3,551,293

Airlines – 3.46%
Southwest Airlines Co.	48,103	2,626,904
United Continental Holdings, Inc. (b)	11,651	1,126,652
Wizz Air Holdings PLC (a)(b)(c)	3,275	125,558
		3,879,114

Auto Components – 0.27%
Gentherm, Inc. (b)	3,927	182,330
Standard Motor Products, Inc.	2,207	116,243
		298,573

Automobiles – 0.72%
Hyundai Motor Co. (a)	8,501	812,526

Banks – 15.47%
ABN AMRO Group NV (a)(c)	52,797	1,346,942
Bank Rakyat Indonesia Persero Tbk PT (a)	4,382,900	1,112,292
Comerica, Inc.	19,584	1,550,661
HDFC Bank Ltd. – ADR	1,296	131,440
ICICI Bank Ltd. – ADR	108,219	1,100,587
ING Groep NV (a)	178,434	2,161,152
JPMorgan Chase & Co.	19,061	2,119,393
KB Financial Group, Inc. (a)	26,471	1,115,723
Lloyds Banking Group PLC (a)	2,961,215	2,095,909
Swedbank AB (a)	89,972	2,093,069
The Siam Commercial Bank PLC (a)	15,100	63,923
Wells Fargo & Co.	45,524	2,471,044
		17,362,135

Biotechnology – 3.23%
Alnylam Pharmaceuticals, Inc. (b)	4,182	339,411
BeiGene Ltd. – ADR (b)	4,756	729,142
Biogen, Inc. (b)	4,166	1,390,277
Galapagos NV (a)(b)	962	97,106
Regeneron Pharmaceuticals, Inc. (b)	2,210	808,087
Spark Therapeutics, Inc. (b)	6,142	258,762
		3,622,785

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Building Products – 1.22%
AAON, Inc.	4,088	$155,140
Cie de Saint-Gobain (a)	28,276	1,050,937
Simpson Manufacturing Co., Inc.	2,756	161,226
		1,367,303

Commercial Services & Supplies – 0.43%
Healthcare Services Group, Inc.	6,224	293,773
Stericycle, Inc. (b)	1,399	67,250
Tetra Tech, Inc.	1,925	117,348
		478,371

Construction & Engineering – 0.21%
Kinden Corp. (a)	13,400	232,319

Construction Materials – 2.06%
Cemex SAB de CV – ADR	130,446	670,492
China Resources Cement Holdings Ltd. (a)	99,000	97,506
HeidelbergCement AG (a)	23,152	1,542,479
		2,310,477

Consumer Finance – 1.31%
FirstCash, Inc.	2,624	233,667
ORIX Corp. (a)	10,800	175,364
SLM Corp. (b)	12,412	127,471
Synchrony Financial	35,965	934,371
		1,470,873

Diversified Financial Services – 0.22%
FactSet Research Systems, Inc.	1,080	253,249

Diversified Telecommunication Services – 2.77%
KT Corp. – ADR	22,162	326,225
KT Corp. (a)	6,034	164,134
Nippon Telegraph & Telephone Corp. (a)	59,400	2,450,312
ORBCOMM, Inc. (b)	17,516	166,052
		3,106,723

Electric Utilities – 3.24%
Korea Electric Power Corp. (a)	63,626	1,686,148
The Kansai Electric Power Co., Inc. (a)	129,700	1,947,231
		3,633,379

Electrical Equipment – 1.14%
Mitsubishi Electric Corp. (a)	97,000	1,284,169

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Electronic Equipment, Instruments & Components – 2.20%
Badger Meter, Inc.	2,967	$164,669
IPG Photonics Corp. (b)	1,168	166,031
Kyocera Corp. (a)	29,000	1,570,736
Littelfuse, Inc.	1,199	229,429
Samsung SDI Co. Ltd. (a)	605	111,728
Trimble, Inc. (b)	6,009	228,522
		2,471,115

Energy Equipment & Services – 0.10%
Newpark Resources, Inc. (b)	14,634	112,535

Food & Staples Retailing – 1.51%
CVS Health Corp.	21,113	1,693,263

Gas Utilities – 0.26%
Rubis SCA (a)	5,436	293,496

Health Care Equipment & Supplies – 4.92%
ABIOMED, Inc. (b)	726	241,526
Becton Dickinson & Co.	4,941	1,248,838
DexCom, Inc. (b)	6,413	831,061
Edwards Lifesciences Corp. (b)	821	133,010
Inogen, Inc. (b)	1,323	194,957
Insulet Corp. (b)	2,766	232,150
Integer Holdings Corp. (b)	2,731	241,912
Masimo Corp. (b)	2,312	255,291
Medtronic PLC (a)	17,084	1,666,202
Merit Medical Systems, Inc. (b)	4,452	280,699
Nuvectra Corp. (b)	1,786	35,666
ResMed, Inc.	1,402	156,730
		5,518,042

Health Care Providers & Services – 0.18%
Chemed Corp.	652	206,541

Health Care Technology – 1.91%
Cerner Corp. (b)	23,058	1,335,289
Medidata Solutions, Inc. (b)	2,563	197,889
Omnicell, Inc. (b)	3,823	295,250
Vocera Communications, Inc. (b)	7,977	317,006
		2,145,434

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Hotels, Restaurants & Leisure – 4.48%
Carnival Corp. (a)	2,393	$144,274
Carnival PLC (a)	8,407	490,705
Compass Group PLC (a)	90,693	1,944,902
Royal Caribbean Cruises Ltd. (a)	21,691	2,452,602
		5,032,483

Household Durables – 1.72%
Sony Corp. (a)	36,500	1,928,838

Household Products – 0.28%
Reckitt Benckiser Group PLC (a)	3,726	310,156

Insurance – 2.71%
Prudential PLC (a)	62,767	1,237,372
Reinsurance Group of America, Inc.	12,005	1,793,308
Samsung Fire & Marine Insurance Co. Ltd. (a)	68	16,525
		3,047,205

Internet & Catalog Retail – 2.13%
Amazon.com, Inc. (b)	1,413	2,388,210

Internet & Direct Marketing Retail – 1.02%
ASOS PLC (a)(b)	7,684	487,988
Zozo, Inc. (a)	29,300	652,919
		1,140,907

Internet Software & Services – 7.53%
Alphabet, Inc. – Class C (b)	2,925	3,201,207
Baidu, Inc. – ADR (b)	972	183,008
Facebook, Inc. – Class A (b)	18,352	2,580,474
NIC, Inc.	6,392	83,096
Tencent Holdings Ltd. (a)	60,000	2,398,719
		8,446,504

IT Services – 1.98%
Visa, Inc. – Class A	15,685	2,222,721

Life Sciences Tools & Services – 0.79%
Illumina, Inc. (b)	2,621	884,588

Machinery – 1.83%
Amada Holdings Co. Ltd. (a)	98,600	1,074,411
Epiroc AB (a)(b)	12,555	102,868
KION Group AG (a)	15,424	872,840
		2,050,119

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Media – 2.59%
Comcast Corp.	74,623	$2,911,044

Metals & Mining – 0.13%
Grupo Mexico SAB de CV (a)	69,800	143,861

Multi-Utilities – 0.07%
WEC Energy Group, Inc.	1,113	80,670

Oil, Gas & Consumable Fuels – 6.33%
BP PLC – ADR	54,243	2,188,706
EOG Resources, Inc.	12,469	1,288,172
Kinder Morgan, Inc.	54,245	925,962
Plains GP Holdings LP	29,743	658,213
TOTAL SA (a)	36,838	2,048,930
		7,109,983

Pharmaceuticals – 3.74%
Bristol-Myers Squibb Co.	771	41,218
Hanmi Pharm Co. Ltd.	195	77,233
Novartis AG – ADR	22,408	2,051,004
Novartis AG (a)	5,196	474,402
Shire PLC – ADR	8,826	1,549,669
		4,193,526

Professional Services – 0.12%
Mistras Group, Inc. (b)	7,665	131,761

Real Estate Management & Development – 1.77%
Vonovia SE (a)	40,958	1,991,310

Semiconductors & Semiconductor Equipment – 1.22%
Samsung Electronics Co. Ltd. (a)	4,850	181,735
Taiwan Semiconductor Manufacturing Co Ltd. – ADR	31,567	1,186,604
		1,368,339

Software – 2.09%
Everbridge, Inc. (b)	1,333	73,008
Microsoft Corp.	18,348	2,034,611
PROS Holdings, Inc. (b)	7,361	236,803
		2,344,422

Specialty Retail – 2.20%
Foot Locker, Inc.	16,958	956,431
Ross Stores, Inc.	17,252	1,511,275
		2,467,706

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Technology Hardware, Storage & Peripherals – 0.70%
NCR Corp. (b)	25,589	$709,072
Stratasys Ltd. (a)(b)	3,596	76,918
		785,990

Textiles, Apparel & Luxury Goods – 1.94%
Carter’s, Inc.	1,863	172,328
Shenzhou International Group Holdings Ltd. (a)	131,000	1,598,263
Skechers U.S.A., Inc. (b)	15,178	409,806
		2,180,397

Water Utilities – 0.08%
American Water Works Co., Inc.	894	85,297

Wireless Telecommunication Services – 0.11%
China Mobile Ltd. – ADR	2,529	125,792
Total Common Stocks (Cost $94,507,740)		109,475,544

Preferred Stocks – 0.64%
Automobiles – 0.24%
Hyundai Motor Co. (a)
5.53% (d)	4,348	271,310

Banks – 0.24%
Itau Unibanco Holding SA (a)
7.12% (d)	28,725	268,005

Insurance – 0.16%
Samsung Fire & Marine Insurance Co. Ltd. (a)
5.65% (d)	1,147	183,265
Total Preferred Stocks (Cost $868,652)		722,580

Real Estate Investment Trusts – 0.13%
Iron Mountain, Inc.	4,151	141,009
Total Real Estate Investment Trusts (Cost $119,802)		141,009

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Money Market Fund – 1.60%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 2.095% (e)	1,800,382	$1,800,382
Total Money Market Fund (Cost $1,800,382)		1,800,382
Total Investments (Cost $97,296,576) – 99.92%		112,139,515
Other Assets in Excess of Liabilities – 0.08%		87,991
Total Net Assets – 100.00%		$112,227,506
Percentages are stated as a percent of net assets.

ADR  American Depository Receipt.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	Dividend yield; the rate shown represents the rate at November 30, 2018.
(e)	Seven day yield; the rate shown represents the rate at November 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

November 30, 2018

	Principal
	Amount	Value
Collateralized Mortgage Obligations – 1.05%
Government National Mortgage Association
2010-157, 2.701%
(1 Month LIBOR USD + 0.400%), 01/20/2040 (a)	$745,732	$747,224
Total Collateralized Mortgage Obligations (Cost $747,073)		747,224

Corporate Bonds – 35.94%
Breweries – 1.96%
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	1,428,000	1,399,806

Commercial Banking – 2.97%
Bank of America Corp.
3.629% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	2,103,000	2,117,208

Diversified Banks – 11.05%
BB&T Corp.
2.750%, 04/01/2022	2,276,000	2,217,069
Citigroup, Inc.
3.400%, 05/01/2026	2,129,000	1,982,998
JPMorgan Chase & Co.
3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	1,743,000	1,674,245
Wells Fargo Bank NA
2.400%, 01/15/2020	2,029,000	2,012,114
		7,886,426

Food Retail – 3.30%
The Kroger Co.
7.500%, 04/01/2031	1,942,000	2,353,376

Health Care Services – 3.05%
CVS Health Corp.
3.350%, 03/09/2021	2,193,000	2,174,621

Home Improvement Retail – 3.31%
The Home Depot, Inc.
5.875%, 12/16/2036	2,023,000	2,364,905

Homebuilding – 1.96%
NVR, Inc.
3.950%, 09/15/2022	1,405,000	1,397,340

Integrated Telecommunication Services – 3.00%
Verizon Communications, Inc.
5.250%, 03/16/2037	2,074,000	2,138,099

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

Investment Banking & Brokerage – 2.75%
Morgan Stanley
6.375%, 07/24/2042	$1,637,000	$1,962,152

Miscellaneous Intermediation – 2.59%
The Goldman Sachs Group, Inc.
3.500%, 01/23/2025	1,958,000	1,851,753
Total Corporate Bonds (Cost $26,568,976)		25,645,686

	Shares

Exchange Traded Funds – 17.55%
Vanguard Mortgage-Backed Securities ETF	246,000	12,523,860
Total Exchange Traded Funds (Cost $13,014,413)		12,523,860

	Principal
	Amount

Municipal Bonds – 24.25%
California – 5.45%
Contra Costa Community College District
6.504%, 08/01/2034	$600,000	744,192
Los Angeles Department of Water & Power System Revenue
5.516%, 07/01/2027	380,000	432,748
Metropolitan Water District of Southern California
6.538%, 07/01/2039	500,000	509,995
San Diego County Regional Airport Authority
6.628%, 07/01/2040	2,095,000	2,203,311
		3,890,246

Florida – 1.26%
City of Jacksonville, FL
6.259%, 10/01/2030	690,000	708,989
County of Miami-Dade, FL Aviation Revenue
2.604%, 10/01/2025	200,000	189,424
		898,413

Massachusetts – 0.36%
University of Massachusetts Building Authority
6.423%, 05/01/2029	255,000	258,641

Nevada – 3.71%
County of Clark, NV
7.000%, 07/01/2038	2,500,000	2,651,650

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

New York – 7.40%
City of New York, NY
5.676%, 10/01/2034	$650,000	$663,306
County of Westchester, NY
5.000%, 06/01/2024	250,000	252,908
Metropolitan Transportation Authority
1.848%, 07/01/2019	105,000	104,488
3.118%, 07/01/2025	1,525,000	1,504,123
Nassau County Interim Finance Authority
1.976%, 11/15/2019	150,000	148,735
New York City Transitional Finance Authority
Future Tax Secured Revenue
2.540%, 08/01/2023	150,000	144,996
3.530%, 08/01/2031	970,000	926,602
5.932%, 11/01/2036	225,000	235,213
New York City Water & Sewer System
5.790%, 06/15/2041	1,255,000	1,300,218
		5,280,589

Ohio – 0.76%
Ohio Housing Finance Agency
2.650%, 11/01/2041	578,000	541,239

Texas – 5.17%
City of Fort Worth, TX
3.375%, 03/01/2027	1,300,000	1,264,939
Jasper Independent School District
4.000%, 02/15/2033	800,000	809,408
Permanent University Fund – Texas A&M University System
3.660%, 07/01/2047	1,750,000	1,613,028
		3,687,375

Utah – 0.14%
State of Utah
3.289%, 07/01/2020	100,000	100,555
Total Municipal Bonds (Cost $18,023,382)		17,308,708

U.S. Government Notes/Bonds – 20.29%
United States Treasury Note/Bond
1.250%, 04/30/2019	1,323,000	1,316,333
1.625%, 08/31/2022	1,916,000	1,832,961
2.875%, 09/30/2023	1,480,000	1,481,243
2.625%, 03/31/2025	4,713,000	4,634,757
2.750%, 02/15/2028	3,699,000	3,622,997
2.500%, 02/15/2045	1,854,000	1,589,298
Total U.S. Government Notes/Bonds (Cost $14,573,003)		14,477,589

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Money Market Fund – 0.15%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 2.095% (b)	105,382	$105,382
Total Money Market Fund (Cost $105,382)		105,382
Total Investments (Cost $73,032,229) – 99.23%		70,808,449
Other Assets in Excess of Liabilities – 0.77%		551,960
Total Net Assets – 100.00%		$71,360,409

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2018.
(b)	The rate shown represents the seven day yield at November 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

November 30, 2018

	Principal
	Amount	Value

Municipal Bonds – 97.57%
Alaska – 1.27%
Alaska Housing Finance Corp.
5.000%, 12/01/2020	$550,000	$581,394
State of Alaska
5.000%, 04/01/2022	695,000	719,978
		1,301,372

Arizona – 1.89%
Arizona Water Infrastructure Finance Authority
5.000%, 10/01/2024	1,750,000	1,930,110

Colorado – 3.86%
Dawson Ridge Metropolitan District No. 1
2.174%, 10/01/2022 (a)	2,520,000	2,308,068
Denver City & County School District No. 1
5.000%, 12/01/2028	500,000	570,425
University of Colorado
5.000%, 06/01/2032	1,000,000	1,072,820
		3,951,313

Connecticut – 3.44%
Connecticut State Health & Educational Facilities Authority –
Ascension Health Credit Group
2.050%, 07/01/2035 (b)	1,000,000	998,730
5.000%, 07/01/2037 (b)	1,250,000	1,308,637
2.000%, 07/01/2042 (b)	395,000	358,747
Connecticut State Health & Educational
Facilities Authority – Yale University
1.650%, 11/15/2029 (b)	435,000	434,722
State of Connecticut Special Tax Revenue
5.000%, 08/01/2020	400,000	418,528
		3,519,364

Florida – 2.48%
County of Miami-Dade, FL Aviation Revenue
5.500%, 10/01/2019	500,000	514,650
Florida Housing Finance Corp.
2.250%, 01/01/2026	495,000	479,180
3.200%, 07/01/2030	860,000	855,863
JEA Water & Sewer System Revenue
5.000%, 10/01/2022	630,000	689,113
		2,538,806

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

Georgia – 1.86%
Athens-Clarke County, GA Unified Government
Water & Sewerage Revenue
5.625%, 01/01/2033	$750,000	$752,197
Gwinnett County School District
5.000%, 02/01/2027	1,000,000	1,150,460
		1,902,657

Guam – 1.02%
Territory of Guam
5.750%, 12/01/2034	1,000,000	1,037,740

Hawaii – 0.29%
State of Hawaii
5.000%, 08/01/2021	280,000	301,258

Indiana – 1.72%
Indiana Health Facility Financing Authority –
Ascension Health Credit Group
1.350%, 11/01/2027 (b)	1,035,000	1,016,670
1.350%, 11/01/2027 (b)	760,000	746,541
		1,763,211

Iowa – 0.73%
Iowa State University of Science & Technology –
Iowa State University of Science
3.000%, 07/01/2025	720,000	746,374

Kentucky – 2.01%
Kentucky Rural Water Finance Corp.
2.250%, 03/01/2020	2,050,000	2,050,717

Maryland – 2.40%
City of Baltimore, MD – Baltimore, MD Wastewater Utilities
5.000%, 07/01/2027	1,000,000	1,175,370
Maryland Community Development Administration
1.400%, 07/01/2019	1,290,000	1,282,866
		2,458,236

Massachusetts – 0.64%
Massachusetts Development Finance Agency –
Dana-Farber Cancer Obligation
5.000%, 12/01/2032	430,000	486,949
The Massachusetts Clean Water Trust
5.000%, 02/01/2019	170,000	170,864
		657,813

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

Minnesota – 2.93%
Minneapolis-St. Paul Metropolitan Airports Commission
5.000%, 01/01/2030	$1,000,000	$1,105,980
State of Minnesota
5.000%, 10/01/2027	1,575,000	1,886,976
		2,992,956

Nebraska – 1.48%
Nebraska Investment Finance Authority
2.900%, 09/01/2026	505,000	504,985
3.350%, 09/01/2028	1,000,000	1,009,440
		1,514,425

Nevada – 6.18%
Clark County School District
5.000%, 06/15/2020	1,000,000	1,044,530
County of Clark Department of Aviation
5.000%, 07/01/2029	1,770,000	1,975,338
Las Vegas Valley Water District
5.000%, 06/01/2026	1,000,000	1,089,240
5.000%, 06/01/2030	1,300,000	1,410,552
5.000%, 06/01/2030	700,000	801,983
		6,321,643

New Hampshire – 0.50%
New Hampshire Health and Education Facilities
Authority Act – LGR Healthcare
5.000%, 04/01/2029	500,000	512,115

New York – 23.49%
Metropolitan Transportation Authority
2.640% (SIFMA Municipal Swap Index + 0.950%), 11/01/2019 (a)	150,000	150,957
4.000%, 11/15/2033 (b)	1,040,000	1,070,815
Monroe County Industrial Development Corp. – University of Rochester
5.000%, 07/01/2022	275,000	302,924
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2029	1,500,000	1,693,200
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 02/01/2029	1,000,000	1,076,380
New York City Water & Sewer System
5.000%, 06/15/2026	1,500,000	1,600,530
5.000%, 06/15/2032	335,000	387,002
New York State Dormitory Authority
5.000%, 03/15/2020	925,000	961,676
5.000%, 02/15/2033	1,000,000	1,114,690

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

New York – 23.49% (Continued)
New York State Environmental Facilities Corp.
5.000%, 06/15/2022	$1,000,000	$1,072,890
5.000%, 06/15/2025	1,365,000	1,460,304
New York State Thruway Authority
5.000%, 01/01/2026	200,000	233,082
New York State Urban Development Corp.
5.000%, 03/15/2029	2,500,000	2,760,700
Port Authority of New York & New Jersey
5.000%, 12/01/2028	1,000,000	1,120,620
5.000%, 11/15/2033	2,740,000	3,162,536
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	1,070,000	1,225,706
5.000%, 10/15/2027	1,000,000	1,143,170
State of New York
5.000%, 03/01/2028	970,000	1,084,392
State of New York Mortgage Agency
2.750%, 10/01/2028	400,000	385,572
3.125%, 10/01/2032	970,000	937,612
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2030	925,000	1,076,367
		24,021,125

North Carolina – 0.62%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	634,558

Ohio – 6.86%
County of Butler, OH – UC Healthcare Obligated Group
5.500%, 11/01/2040	1,240,000	1,318,914
Ohio Higher Educational Facility Commission –
Cleveland Clinic Health Obligation
5.000%, 01/01/2020	150,000	154,792
5.000%, 01/01/2026	625,000	674,875
5.000%, 01/01/2028	750,000	808,455
Ohio Housing Finance Agency
5.000%, 11/01/2019	600,000	615,726
Ohio Water Development Authority
5.000%, 06/01/2028	750,000	881,497
5.000%, 12/01/2030	1,675,000	1,946,350
Ohio Water Development Authority Water Pollution Control Loan Fund
5.250%, 12/01/2019	350,000	361,218
State of Ohio – Cleveland Clinic Health Obligation
4.000%, 01/01/2019	250,000	250,390
		7,012,217

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

Oklahoma – 1.12%
Oklahoma Turnpike Authority
5.000%, 01/01/2023	$1,075,000	$1,141,112

Pennsylvania – 2.04%
City of Philadelphia, PA Water & Wastewater Revenue
5.250%, 01/01/2036	100,000	100,265
Pennsylvania Housing Finance Agency
2.375%, 10/01/2027	500,000	478,170
3.200%, 10/01/2031	710,000	683,843
Southeastern Pennsylvania Transportation Authority
5.000%, 03/01/2021	520,000	539,412
5.000%, 03/01/2021	155,000	160,533
5.000%, 03/01/2027	120,000	124,150
		2,086,373

Tennessee – 2.71%
Tennessee Housing Development Agency
1.150%, 01/01/2019	815,000	814,478
1.350%, 01/01/2020	445,000	441,467
1.350%, 07/01/2020	1,530,000	1,511,609
		2,767,554

Texas – 18.08%
Aldine Independent School District
5.000%, 02/15/2028	1,000,000	1,137,360
Arlington Higher Education Finance Corp. –
AW Brown Fellowship Leader
5.000%, 08/15/2027	1,220,000	1,429,291
Arlington Higher Education Finance Corp. – KIPP Texas, Inc.
5.000%, 08/15/2024	315,000	354,744
City of Garland, TX
5.000%, 02/15/2028	400,000	402,384
Dallas Area Rapid Transit
5.250%, 12/01/2048	150,000	150,000
Dallas Independent School District
5.000%, 02/15/2036 (b)	5,000	5,443
Dallas/Fort Worth International Airport
5.000%, 11/01/2028	1,000,000	1,048,370
Fort Bend, TX Independent School District
5.000%, 08/15/2028	500,000	580,240
Grapevine-Colleyville Independent School District
2.000%, 08/01/2036 (b)	1,000,000	1,000,960
La Joya Independent School District
5.000%, 02/15/2028	550,000	646,943

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

Texas – 18.08% (Continued)
Lovejoy Independent School District
5.000%, 02/15/2027	$980,000	$1,116,200
North Texas Tollway Authority
5.000%, 01/01/2026	3,785,000	4,226,028
Northside Independent School District
2.750%, 08/01/2048 (b)	1,540,000	1,559,774
Tarrant Regional Water District
5.000%, 03/01/2029	1,560,000	1,776,949
Texas State University System
5.000%, 03/15/2021	595,000	617,473
Tomball Independent School District
1.100%, 02/15/2043 (b)	2,450,000	2,433,438
		18,485,597

Virginia – 2.14%
Virginia Commonwealth Transportation Board
5.000%, 05/15/2028	1,000,000	1,182,850
Virginia Housing Development Authority
2.490%, 01/01/2022	1,000,000	1,002,050
		2,184,900

Washington – 2.13%
Central Puget Sound Regional Transit Authority
5.000%, 11/01/2030	750,000	868,313
City of Monroe, WA Water & Sewer Revenue
4.750%, 12/01/2031	100,000	106,677
State of Washington
1.679%, 01/01/2019 (a)	755,000	753,973
5.000%, 08/01/2029	400,000	444,516
		2,173,479

Wisconsin – 3.68%
City of Madison, WI Water Utility Revenue
4.000%, 01/01/2026	800,000	816,608
State of Wisconsin
4.000%, 05/01/2020	100,000	100,910
5.000%, 05/01/2032	1,000,000	1,115,690
5.000%, 11/01/2032	500,000	579,440
Wisconsin Department of Transportation
5.000%, 07/01/2028	1,010,000	1,145,603
		3,758,251
Total Municipal Bonds (Cost $100,871,569)		99,765,276

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value

Money Market Fund – 1.09%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 2.095% (d)	1,111,195	$1,111,195
Total Money Market Fund (Cost $1,111,195)		1,111,195
Total Investments (Cost $101,982,764) – 98.66%		100,876,471
Other Assets in Excess of Liabilities – 1.34%		1,368,925
Total Net Assets – 100.00%		$102,245,396

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond; effective yield is shown.
(b)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(c)	Variable rate security; the rate shown represents the rate at November 30, 2018.
(d)	The rate shown represents the seven day yield as of November 30, 2018.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

November 30, 2018

	Principal
	Amount	Value

Municipal Bonds – 99.05%
New York – 98.21%
City of New York, NY
5.000%, 04/01/2024	$1,000,000	$1,085,920
5.000%, 08/01/2031	500,000	558,810
County of Albany, NY
5.000%, 04/01/2022	1,000,000	1,096,350
County of Onondaga, NY
5.000%, 05/01/2021	150,000	160,857
5.000%, 05/01/2023	190,000	203,845
County of Saratoga, NY
2.500%, 06/01/2019	150,000	150,534
County of Schenectady, NY
2.000%, 12/15/2020	325,000	325,965
County of Westchester, NY
4.000%, 07/01/2022	5,000	5,250
Erie County Fiscal Stability Authority
5.000%, 05/15/2023	535,000	559,107
Freeport Union Free School District
5.000%, 12/01/2019	220,000	226,910
Metropolitan Transportation Authority
2.640% (SIFMA Municipal Swap Index + 0.950%), 11/01/2019 (a)	550,000	553,509
4.000%, 11/15/2020	625,000	648,144
5.000%, 11/15/2025	580,000	659,808
5.000%, 11/15/2026	1,000,000	1,098,140
5.000%, 11/15/2030 (a)	660,000	677,912
5.000%, 11/15/2034 (a)	1,000,000	1,033,600
New York City Housing Development Corp.
1.900%, 05/01/2021	395,000	390,856
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2023	500,000	536,155
5.000%, 07/15/2030	1,120,000	1,267,795
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 08/01/2019	175,000	178,610
5.000%, 05/01/2021	200,000	213,986
5.000%, 05/01/2028	300,000	352,326
5.000%, 11/01/2030	775,000	863,707
New York City Trust for Cultural Resources –
American Museum of Natural History
5.000%, 07/01/2031	620,000	695,380
New York City Water & Sewer System
4.000%, 06/15/2020	300,000	309,687
5.000%, 06/15/2032	750,000	866,423
5.000%, 06/15/2034	410,000	440,729

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

New York – 98.21% (Continued)
New York Local Government Assistance Corp.
5.000%, 04/01/2019	$800,000	$808,472
New York Power Authority
5.000%, 11/15/2022	175,000	195,111
New York State Bridge Authority
4.000%, 01/01/2019	180,000	180,306
New York State Dormitory Authority
4.000%, 02/15/2019	205,000	205,939
5.000%, 03/15/2019	700,000	706,391
5.000%, 03/15/2025	215,000	239,086
5.000%, 07/01/2027	750,000	836,753
5.000%, 03/15/2028	500,000	563,040
5.000%, 10/01/2031	650,000	667,264
5.000%, 02/15/2033	1,000,000	1,114,690
5.000%, 02/15/2035	615,000	637,601
5.000%, 03/15/2036	225,000	250,808
New York State Dormitory Authority – Memorial Sloan-Kettering
5.000%, 07/01/2023	1,250,000	1,360,625
2.980%, 07/01/2029 (b)	1,035,000	778,599
5.000%, 07/01/2029	500,000	541,445
New York State Dormitory Authority – New York University
5.250%, 07/01/2027	775,000	790,485
5.000%, 07/01/2033	1,000,000	1,135,110
New York State Dormitory Authority – State University of New York
5.000%, 07/01/2031	1,105,000	1,274,595
New York State Dormitory Authority – University of Rochester
5.000%, 07/01/2025	110,000	112,042
New York State Environmental Facilities Corp.
5.000%, 10/15/2024	525,000	547,160
5.000%, 06/15/2025	1,000,000	1,069,820
New York State Housing Finance Agency
1.100%, 05/01/2019	465,000	463,377
1.800%, 11/01/2020	125,000	124,333
2.900%, 11/01/2025	190,000	191,993
3.050%, 11/01/2027	1,000,000	1,003,200
New York State Thruway Authority
5.000%, 01/01/2032	2,000,000	2,224,120
New York State Urban Development Corp.
5.000%, 01/01/2021	500,000	516,245
5.000%, 03/15/2029	750,000	828,210
Port Authority of New York & New Jersey
5.000%, 10/15/2019	125,000	128,455
5.000%, 11/15/2031	300,000	349,587
5.000%, 11/15/2033	725,000	836,802

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2018

	Principal
	Amount	Value

New York – 98.21% (Continued)
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	$575,000	$658,674
State of New York
5.000%, 02/15/2020	150,000	155,675
5.000%, 03/01/2028	500,000	558,965
5.000%, 12/15/2030	1,000,000	1,080,430
State of New York Mortgage Agency
2.650%, 04/01/2029	500,000	470,905
Suffolk County Water Authority
5.000%, 06/01/2021	100,000	107,484
The Erie County Industrial Development Agency
5.000%, 05/01/2024	1,260,000	1,374,345
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2024	970,000	1,073,684
5.000%, 11/15/2028	300,000	331,110
5.000%, 11/15/2029	425,000	499,787
Utility Debt Securitization Authority
5.000%, 06/15/2026	1,000,000	1,126,040
5.000%, 12/15/2028	750,000	866,535
Village of Harrison, NY
4.000%, 12/15/2023	105,000	114,162
		44,259,775

Tennessee – 0.84%
Tennessee Housing Development Agency
1.350%, 07/01/2020	385,000	380,372
Total Municipal Bonds (Cost $45,157,559)		44,640,147

	Shares
Money Market Fund – 0.67%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 2.095% (c)	303,813	303,813
Total Money Market Fund (Cost $303,813)		303,813
Total Investments (Cost $45,461,372) – 99.72%		44,943,960
Other Assets in Excess of Liabilities – 0.28%		124,099
Total Net Assets – 100.00%		$45,068,059

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security; the rate is determined by a Remarking Agreement.
(b)	Zero coupon bond; effective yield is shown.
(c)	The rate shown represents the seven day yield as of November 30, 2018.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $97,296,576, $73,032,229, $101,982,764, and $45,461,372, respectively)
Dividends and interest receivable
Receivable for capital shares sold
Receivable for foreign currencies
Receivable for investment securities sold
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable for foreign currencies
Payable to Adviser
Payable for fund shares redeemed
Payable to affiliates
Accrued expenses and other liabilities
Total Liabilities

Net Assets

Net Assets Consist of:
Paid-in capital
Total distributable earnings/(losses)
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)(1)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

November 30, 2018

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$112,139,515	$70,808,449	$100,876,471	$44,943,960
171,970	656,652	1,173,236	518,630
—	—	371,800	—
390,886	—	—	—
405,687	—	—	—
4,823	4,871	8,239	2,904
113,112,881	71,469,972	102,429,746	45,465,494

294,308	—	—	—
390,700	—	—	—
77,165	20,454	29,144	12,979
—	—	50,000	300,000
72,097	37,965	54,085	31,002
51,105	51,144	51,121	53,454
885,375	109,563	184,350	397,435

$112,227,506	$71,360,409	$102,245,396	$45,068,059

$92,339,983	$74,035,892	$103,188,348	$45,613,272
19,887,523	(2,675,483)	(942,952)	(545,213)
$112,227,506	$71,360,409	$102,245,396	$45,068,059

9,268,587	7,363,924	10,276,020	4,556,055

$12.11	$9.69	$9.95	$9.89

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Pricing fees
Transfer agent fees & expenses
Legal fees
Chief Compliance Officer fees
Federal & state registration fees
Trustees’ fees
Reports to shareholders
Other expenses
Net expenses

Net Investment Income

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) from:
Investments
Foreign currency
Change in net unrealized appreciation/(depreciation) on:
Investments
Foreign currency
Net Realized and Unrealized Loss on Investments
Net Increase/(Decrease) in Net Assets from Operations

(1)	Net of $224,595 and $1,797 withholding taxes and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2018

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$1,947,572 (1)	$352,970	$—	$—
31,062	2,038,286	1,864,877	791,459
1,978,634	2,391,256	1,864,877	791,459

981,118	257,736	349,281	151,144
176,658	108,198	148,549	65,184
40,060	4,734	5,795	4,521
30,826	30,746	31,988	35,758
22,151	6,526	24,715	15,619
20,807	18,626	20,241	16,945
13,047	11,046	12,519	9,500
9,496	9,371	9,496	9,496
8,937	8,303	12,594	5,628
7,316	7,316	7,316	7,324
5,484	2,858	3,562	1,270
7,208	6,488	6,961	5,951
1,323,108	471,948	633,017	328,340

655,526	1,919,308	1,231,860	463,119

6,802,372	(609,582)	(109,075)	(104,695)
(37,020)	—	—	—

(9,364,581)	(2,328,784)	(855,682)	(341,514)
63	—	—	—
(2,599,166)	(2,938,366)	(964,757)	(446,209)
$(1,943,640)	$(1,019,058)	$267,103	$16,910

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
From Operations
Net investment income	$655,526	$829,081
Net realized gain from investments
and foreign currency translation	6,765,352	2,564,437
Net change in unrealized
appreciation/(depreciation) on investments
and foreign currency translation	(9,364,518)	20,949,944
Net increase/(decrease) in
net assets from operations	(1,943,640)	24,343,462

From Distributions
Net dividends and distributions	(2,626,736)	(895,182)
Net decrease in net assets resulting
from distributions paid	(2,626,736)	(895,182)

From Capital Share Transactions
Proceeds from shares sold	16,965,777	18,045,830
Net asset value of shares issued
to distributions declared	959,210	290,114
Costs of shares redeemed	(19,387,142)	(14,136,332)
Net increase/(decrease) in net assets
from capital share transactions	(1,462,155)	4,199,612

Total Increase/(Decrease) in Net Assets	(6,032,531)	27,647,892

Net Assets
Beginning of year	118,260,037	90,612,145
End of year	$112,227,506	$118,260,037 (1)

(1)	End of year net assets include accumulated undistributed net investment income of $110,176.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
From Operations
Net investment income	$1,919,308	$1,678,292
Net realized loss from investments	(609,582)	(228,779)
Net change in unrealized
appreciation/(depreciation)
on investments	(2,328,784)	782,726
Net increase/(decrease) in net
assets from operations	(1,019,058)	2,232,239

From Distributions
Net dividends and distributions	(1,869,846)	(2,271,992)
Net decrease in net assets resulting
from distributions paid	(1,869,846)	(2,271,992)

From Capital Share Transactions
Proceeds from shares sold	11,941,423	21,952,113
Net asset value of shares issued
to distributions declared	1,010,544	1,602,493
Cost of shares redeemed	(14,768,309)	(26,890,680)
Net decrease in net assets
from capital share transactions	(1,816,342)	(3,336,074)

Total Decrease in Net Assets	(4,705,246)	(3,375,827)

Net Assets
Beginning of year	76,065,655	79,441,482
End of year	$71,360,409	$76,065,655 (1)

(1)
Net dividends and distributions include net investment income distributions of $1,595,427 and net realized gain distributions of $676,565.  End of year net assets include accumulated undistributed net investment income of $345,245.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017(1)
From Operations
Net investment income	$1,231,860	$763,758
Net realized gain/(loss) from investments	(109,075)	11,295
Net change in unrealized
appreciation/(depreciation)
on investments	(855,682)	1,038,261
Net increase in net assets from operations	267,103	1,813,314

From Distributions
Net dividends and distributions	(1,143,884)	(1,235,511)
Net decrease in net assets
resulting from distributions paid	(1,143,884)	(1,235,511)

From Capital Share Transactions
Proceeds from shares sold	23,699,832	25,090,267
Net asset value of shares issued
to distributions declared	260,764	640,098
Costs of shares redeemed	(15,597,744)	(9,211,612)
Net increase in net assets
from capital share transactions	8,362,852	16,518,753

Total Increase in Net Assets	7,486,071	17,096,556

Net Assets
Beginning of year	94,759,325	77,662,769
End of year	$102,245,396	$94,759,325

(1)
Net dividends and distributions include net investment income distributions of $712,609 and net realized gain distributions of $522,902.  End of year net assets include accumulated undistributed net investment income of $173,218.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017(1)
From Operations
Net investment income	$463,119	$266,659
Net realized loss from investments	(104,695)	(25,303)
Net change in unrealized
appreciation/(depreciation)
on investments	(341,514)	557,554
Net increase in net assets from operations	16,910	798,910

From Distributions
Net dividends and distributions	(415,800)	(677,826)
Net decrease in net assets
resulting from distributions paid	(415,800)	(677,826)

From Capital Share Transactions
Proceeds from shares sold	16,144,766	4,383,650
Net asset value of shares issued
to distributions declared	89,309	355,776
Costs of shares redeemed	(7,811,604)	(5,557,623)
Net increase/(decrease) in net assets
from capital share transactions	8,422,471	(818,197)

Total Increase/(Decrease) in Net Assets	8,023,581	(697,113)

Net Assets
Beginning of year	37,044,478	37,741,591
End of year	$45,068,059	$37,044,478

(1)
Net dividends and distributions include net investment income distributions of $254,414 and net realized gain distributions of $423,412.  End of year net assets include accumulated undistributed net investment income of $54,878.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Rockefeller Equity Allocation Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period / Year

	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015(1)
Net Asset Value,
Beginning of Period	$12.61	$10.05	$9.94	$10.00

Income from
investment operations:
Net investment income(2)	0.07	0.09	0.09	0.05
Net realized and unrealized
gain (loss) on investments	(0.28)	2.57	0.10	(0.08)
Total from investment operations	(0.21)	2.66	0.19	(0.03)

Less distributions paid:
From net investment income	(0.24)	(0.10)	(0.08)	(0.03)
From net realized
gain on investments	(0.05)	—	—	—
Total distributions paid	(0.29)	(0.10)	(0.08)	(0.03)

Net Asset Value,
End of Period	$12.11	$12.61	$10.05	$9.94

Total Return(3)	(1.69)%	26.54%	2.05%	(0.28)%

Supplemental Data and Ratios:
Net assets at end of
period (000’s)	$112,228	$118,260	$90,612	$66,715
Ratio of expenses to
average net assets:
Before waiver,
expense recoupment(4)	1.15%	1.18%	1.24%	1.38%
After waiver,
expense recoupment(4)	1.15%	1.22%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before waiver,
expense recoupment(4)	0.57%	0.84%	0.97%	0.53%
After waiver,
expense recoupment(4)	0.57%	0.80%	0.96%	0.66%
Portfolio turnover rate(3)	32.22%	35.98%	58.83%	56.96%

(1)	The Fund commenced operations on February 4, 2015.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Period

Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)
After waiver, expense recoupment(4)
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)
After waiver, expense recoupment(4)
Portfolio turnover rate(3)

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period / Year

Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2018	2017	2016	2015	2014(1)
$10.08	$10.08	$10.21	$10.30	$10.00

0.26	0.21	0.19	0.13	0.11
(0.40)	0.08	0.04	(0.03)	0.27
(0.14)	0.29	0.23	0.10	0.38

(0.25)	(0.20)	(0.19)	(0.12)	(0.08)
—	(0.09)	(0.17)	(0.07)	—
(0.25)	(0.29)	(0.36)	(0.19)	(0.08)

$9.69	$10.08	$10.08	$10.21	$10.30

(1.37)%	2.85%	2.32%	0.96%	3.87%

$71,360	$76,066	$79,441	$79,906	$74,684

0.64%	0.65%	0.66%	0.72%	0.95%
0.64%	0.65%	0.66%	0.80%	0.85%

2.61%	2.14%	1.89%	1.32%	1.11%
2.61%	2.14%	1.89%	1.24%	1.21%
42.37%	50.92%	49.78%	87.73%	124.55%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Period

Total Return(3)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)
After waiver, expense recoupment(4)
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)
After waiver, expense recoupment(4)
Portfolio turnover rate(3)

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period / Year

Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
November 30,		November 30,	November 30,	November 30,	November 30,
2018		2017	2016	2015	2014(1)
$10.04		$9.96	$10.11	$10.25	$10.00

0.12		0.09	0.08	0.04	0.06
(0.10)		0.15	(0.15)	0.05	0.24
0.02		0.24	(0.07)	0.09	0.30

(0.11)		(0.09)	(0.07)	(0.04)	(0.05)
(0.00	)(5)	(0.07)	(0.01)	(0.19)	—
(0.11)		(0.16)	(0.08)	(0.23)	(0.05)

$9.95		$10.04	$9.96	$10.11	$10.25

0.24%		2.43%	(0.74)%	0.99%	2.97%

$102,245		$94,759	$77,663	$74,518	$65,753

0.63%		0.66%	0.68%	0.75%	0.99%
0.63%		0.66%	0.69%	0.85%	0.85%

1.23%		0.91%	0.77%	0.55%	0.43%
1.23%		0.91%	0.76%	0.45%	0.57%
41.52%		37.63%	38.93%	42.61%	235.85%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Period

Total Return(3)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment(3)
After waiver, expense recoupment(3)
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(3)
After waiver, expense recoupment(3)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Annualized for periods less than one year.
(4)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period / Year

Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2018	2017	2016	2015	2014(1)
$9.98	$9.94	$10.13	$10.20	$10.00

0.11	0.07	0.05	0.04	0.05
(0.10)	0.16	(0.17)	0.07	0.19
0.01	0.23	(0.12)	0.11	0.24

(0.10)	(0.07)	(0.05)	(0.04)	(0.04)
—	(0.12)	(0.02)	(0.14)	—
(0.10)	(0.19)	(0.07)	(0.18)	(0.04)

$9.89	$9.98	$9.94	$10.13	$10.20

0.10%	2.35%	(1.10)%	1.06%	2.44%

$45,068	$37,044	$37,742	$42,076	$38,768

0.76%	0.82%	0.77%	0.83%	1.09%
0.76%	0.85%	0.85%	0.85%	0.85%

1.07%	0.78%	0.62%	0.42%	0.32%
1.07%	0.75%	0.54%	0.40%	0.56%
36.05%	34.50%	59.79%	50.66%	215.11%

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
November 30, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities.  Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices at the close of the exchange on such day; or the latest sales price on the Composite Market.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved pricing service (“Pricing Service”).

Debt securities including short-term debt instruments having a maturity of 60 days or less are valued at the mean provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees.  Any discount or premium is accreted or amortized using the constant yield method until maturity.  Constant Yield Amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

Municipal bonds are priced by a Pricing Service.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are based on observable inputs, Municipal Bonds would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued, by a Pricing Service, using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures,” which requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2018:

Rockefeller Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$64,457,451	$45,018,093	$—	$109,475,544
Preferred Stock	268,005	454,575	—	722,580
Real Estate Investment Trusts	141,009	—	—	141,009
Total Equity Securities	64,866,465	45,472,668	—	110,339,133
Money Market Fund	1,800,382	—	—	1,800,382
Total Investments in Securities	$66,666,847	$45,472,668	$—	$112,139,515

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

Rockefeller Core Taxable Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Collateralized
Mortgage Obligations	$—	$747,224	$—	$747,224
Corporate Bonds	—	25,645,686	—	25,645,686
Municipal Bonds	—	17,308,708	—	17,308,708
U.S. Government Note/Bond	—	14,477,589	—	14,477,589
Total Fixed Income Securities	—	58,179,207	—	58,179,207
Exchange-Traded Funds	12,523,860	—	—	12,523,860
Money Market Fund	105,382	—	—	105,382
Total Investments in Securities	$12,629,242	$58,179,207	$—	$70,808,449

Rockefeller Intermediate Tax Exempt National Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$99,765,276	$—	$99,765,276
Total Fixed Income Securities	—	99,765,276	—	99,765,276
Money Market Funds	1,111,195	—	—	1,111,195
Total Investments in Securities	$1,111,195	$99,765,276	$—	$100,876,471

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$44,640,147	$—	$44,640,147
Total Fixed Income Securities	—	44,640,147	—	44,640,147
Money Market Funds	303,813	—	—	303,813
Total Investments in Securities	$303,813	$44,640,147	$—	$44,943,960

The Funds measure Level 3 activity as of the end of the period.  For the year ended November 30, 2018, the Funds did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Funds did not invest in derivative securities or engage in hedging activities during the year ended November 30, 2018.

(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of a Fund. Changes to estimates will be recorded in the period they are known.  The distributions

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2018 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$2,179,462	$1,869,846	$15,419	$6,266
Tax-Exempt Income	$—	$—	$1,117,243	$409,535
Long-Term Capital Gain	$447,274	$—	$11,222	$—

As of November 30, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$97,752,035	$73,127,632	$101,982,764	$45,461,372
Gross tax unrealized appreciation	21,229,469	37,928	153,408	74,231
Gross tax unrealized depreciation	(6,848,046)	(2,357,111)	(1,259,701)	(591,643)
Net tax unrealized
appreciation (depreciation)	$14,381,423	$(2,319,183)	$(1,106,293)	$(517,412)
Undistributed ordinary income	377,579	395,021	—	—
Undistributed tax-exempt
ordinary income	—	—	272,416	102,197
Undistributed long-term gains	5,128,521	—	—	—
Total distributable earnings	$5,506,100	$395,021	$272,416	$102,197
Total other accumulated loss	$—	$(751,321)	$(109,075)	$(129,998)
Total accumulated gains (losses)	$19,887,523	$(2,675,483)	$(942,952)	$(545,213)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Passive Foreign Investment Company adjustments.

At November 30, 2018, the Rockefeller Core Taxable Bond, Rockefeller Intermediate Tax Exempt National Bond and Rockefeller Intermediate Tax Exempt New York Bond Funds had capital losses of $751,321, $109,075 and $129,998, respectively, remaining which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Core Taxable Bond, Rockefeller Intermediate Tax Exempt

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

National Bond, and Rockefeller Intermediate Tax Exempt New York Bond Funds realize future net capital gains, taxable distributions to their shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2018.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  For the year ended November 30, 2018, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Total Distributable
Earnings/(Losses)	$(48,290)	$—	$—	$—
Paid-In Capital	$48,290	$—	$—	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2018.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2018.  At November 30, 2018, the tax years 2015, 2016, 2017, and 2018 remain open to examination for the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, Rockefeller Intermediate Tax Exempt New York, and Rockefeller Equity Allocation Fund.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	March 1, 2020
Rockefeller Core Taxable Bond Fund	0.85%	March 1, 2020
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 1, 2020
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 1, 2020

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three years from the date such amount was waived or reimbursed. During the year ended November 30, 2018, the Funds did not waive any expenses.

The Funds currently do not have any expenses eligible for recoupment.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2018, and owed as of November 30, 2018, are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$176,658	$43,158
Rockefeller Core Taxable Bond Fund	108,198	26,964
Rockefeller Intermediate Tax Exempt National Bond Fund	148,549	35,556
Rockefeller Intermediate Tax Exempt New York Bond Fund	65,184	16,623

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$22,151	$8,689
Rockefeller Core Taxable Bond Fund	6,526	2,774
Rockefeller Intermediate Tax Exempt National Bond Fund	24,715	9,821
Rockefeller Intermediate Tax Exempt New York Bond Fund	15,619	6,637

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$20,807	$5,026
Rockefeller Core Taxable Bond Fund	18,626	4,591
Rockefeller Intermediate Tax Exempt National Bond Fund	20,241	4,872
Rockefeller Intermediate Tax Exempt New York Bond Fund	16,945	4,199

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$40,060	$12,792
Rockefeller Core Taxable Bond Fund	4,734	1,203
Rockefeller Intermediate Tax Exempt National Bond Fund	5,795	1,392
Rockefeller Intermediate Tax Exempt New York Bond Fund	4,521	1,099

The Funds each have a line of credit with US Bank (see Note 8).

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Fund Services and US Bank.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2018, and owed as of November 30, 2018 are as follows:

CCO	Incurred	Owed
Rockefeller Equity Allocation Fund	$9,496	$2,432
Rockefeller Core Taxable Bond Fund	9,371	2,433
Rockefeller Intermediate Tax Exempt National Bond Fund	9,496	2,444
Rockefeller Intermediate Tax Exempt New York Bond Fund	9,496	2,444

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Rockefeller Equity Allocation Fund
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares Sold	1,363,118	1,553,773
Shares Reinvested	76,979	25,906
Shares Redeemed	(1,552,577)	(1,213,628)
Net Increase/(Decrease)	(112,480)	366,051

Rockefeller Core Taxable Bond Fund
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares Sold	1,212,252	2,193,796
Shares Reinvested	102,824	161,049
Shares Redeemed	(1,500,982)	(2,682,970)
Net Decrease	(185,906)	(328,125)

Rockefeller Intermediate Tax Exempt National Bond Fund
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares Sold	2,380,755	2,487,803
Shares Reinvested	26,196	64,418
Shares Redeemed	(1,567,826)	(916,129)
Net Increase	839,125	1,636,092

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares Sold	1,624,670	436,475
Shares Reinvested	9,029	36,113
Shares Redeemed	(790,353)	(557,101)
Net Increase/(Decrease)	843,346	(84,513)

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2018 are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$36,567,057	$40,239,964	$—	$—
Rockefeller Core
Taxable Bond Fund	$15,169,953	$16,499,779	$15,627,347	$15,973,444
Rockefeller Intermediate Tax
Exempt National Bond Fund	$48,838,802	$40,115,305	$—	$—
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$24,553,463	$14,816,836	$—	$—

(8)	Line of Credit

As of November 30, 2018, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund each had a line of credit in the amount of $10,000,000, $8,000,000, $8,500,000, and $4,000,000, respectively, which all mature on August 9, 2019.  These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest was accrued at the prime rate of 4.25% from December 1, 2017 through December 13,  2017, 4.50% from December 14, 2017 through March 21, 2018, 4.75% from March 22, 2018 through June 13, 2018, 5.00% from June 14, 2018 through September 26, 2018, and 5.25% thereafter.  The following table summarizes the line of credit activity for the Rockefeller Equity Allocation Fund during the year ended November 30, 2018.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate New York Bond Fund did not utilize their lines of credit during the year ended November 30, 2018.  The Funds did not have any loans outstanding as of November 30, 2018.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Rockefeller Equity
Allocation Fund	3	$222,000	$92	$322,000	9/20/18

*	Interest Expense is included with “Other expenses” on the Statements of Operations.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2018

(9)	Subsequent Events

On December 28, 2018, the Funds declared and paid distributions from ordinary income and capital gains to shareholders of record as of December 27, 2018, as follows:

		Short-Term	Long-Term
	Ordinary Income	Capital Gains	Capital Gains
Rockefeller Equity Allocation Fund	$113,850	$377,634	$5,128,546
Rockefeller Core Taxable Bond Fund	$604,895	—	—
Rockefeller Intermediate Tax
Exempt National Bond Fund	$406,593	—	—
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$151,236	—	—

Other than the aforementioned events, the Funds have evaluated events and transactions that have occurred subsequent to November 30, 2018 and determined there were no subsequent events that would require recognition or disclosure within the financial statements.

(10)	Regulatory Updates

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact this ASU will have on the Financial Statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended November 30, 2018.

Rockefeller Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Rockefeller Funds and the
Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Rockefeller Funds, comprising Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund, (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, 2017, 2016, and the period from February 4, 2015 (commencement of operations) through November 30, 2015 for Rockefeller Equity Allocation Fund and for the years ended November 30, 2018, 2017, 2016, 2015 and the period from December 26, 2013 (commencement of operations) through November 30, 2014  for Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of November 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016, and the period from February 4, 2015 (commencement of operations) through November 30, 2015 for the Rockefeller Equity Allocation Fund and for the years ended November 30, 2018, 2017, 2016, 2015 and the period from December 26, 2013 (commencement of operations) through November 30, 2014 for Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding

Rockefeller Funds
Report of Independent Registered Public Accounting Firm
(Continued)

of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
January 25, 2019

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information

Tax Information (Unaudited)

For the year ended November 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	86.58%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2018 was as follows:

Rockefeller Equity Allocation Fund	27.25%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For the year ended November 30, 2018, the percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds was as follows:

Rockefeller Equity Allocation Fund	16.39%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Rockefeller Equity Allocation Fund designated the following amounts as foreign taxes paid for the year ended November 30, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Distribution Derived
	Creditable Foreign	Per Share	From Foreign
	Tax Credit Paid	Amount	Sourced Income
Rockefeller Equity Allocation	223,434	0.024106579	73.80%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	28	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	three portfolios).
Marquette University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	28	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three portfolios).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Jonas B. Siegel	Trustee	Indefinite	28	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company with
				Chief Compliance	one portfolio)
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International Group,	Manager,
				L.P. (an investment	Ramius IDF
				management firm)	fund complex
				(1994–2011).	(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	30	President	Trustee,
615 E. Michigan St.	and	Term; Since		(2017–present),	Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present); Executive	company with
				Vice President,	ten portfolios)
				(1994–2017);	(2003–2017);
				U.S. Bancorp	Trustee, USA
				Fund Services,	MUTUALS
				LLC.	(an open-end
investment
company with
three portfolios)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	Since		Services, LLC
Year of Birth: 1985	Vice	July 1,		(February 2017–
	President	2017		present); Vice
	and			President
	Anti-Money			and Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013–2015)
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,		Services, LLC
Year of Birth: 1981		2015		(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Caroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

 (This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co. LLC
10 Rockefeller Plaza, Third Floor
New York, New York 10020

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$109,500	$105,800
Audit-Related Fees	0	0
Tax Fees	$19,820	$19,150
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title       /s/John Buckel
John Buckel, President

Date    February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 4, 2019

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 4, 2019

* Print the name and title of each signing officer under his or her signature.